NATIONS FUNDS TRUST

NATIONS CONVERTIBLE SECURITIES FUND

Supplement dated March 18, 2004

to Prospectuses dated August 1, 2003, as supplemented

On February 27, 2004, the Board of Trustees of Nations Funds Trust (the "Board") authorized Nations Convertible Securities Fund (the "Fund") to short sell common equity securities with no more than 10% of its assets. In addition, the Board approved the closure of the Fund to new investors when the Fund's assets reach a specified amount. Lastly, the Board also discussed the retirement of Ed Cassens, a member of the investment management team who has worked with the Fund for an extended period of time, and the management of the Fund going forward. In connection with these approvals and discussions, the prospectuses for all share classes of the Fund are hereby supplemented by including information throughout the prospectuses with the following disclosures as appropriate.

  The Fund may sell common stocks short against positions in which the Fund has directly invested in convertible securities.

  Short selling risk - In order to short sell a common stock, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

  With limited exceptions, the Fund will no longer accept new investors at the time that the Fund's total assets under management reaches $1.75 billion. Following the closing date, any investors that maintain an investment in the Fund will continue to be able to purchase additional shares of the Fund, however, in the event that an order to purchase shares is received after the closing date from a potential investor that does not already hold shares of the Fund, the order will be refused and any money that the Fund has received will be returned to the investor or their Selling Agent, as appropriate. Retirement plans and certain investment funds managed by Banc of America Capital Management, LLC, ("BACAP") including the Nations LifeGoal Portfolios and Future Scholar program, that currently offer or employ the Fund as an investment option will continue to be able to purchase or offer shares of the Fund after the closing date.
  Ed Cassens, a senior member of the investment management team that is responsible for the day-to-day investment decisions for the Fund, will be retiring from the team on June 30, 2004. BACAP's Income Strategies Team will continue to make the day-to-day investment decisions for the Fund after Mr. Cassens departure.